SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)

(408) 919-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5: Other Events.
SIGNATURE

Item 5: Other Events.

     On May 17, 2004, Transmeta Corporation announced that Svend-Olav Carlsen plans to resign as the company’s chief financial officer in June 2004 in order to accept a new opportunity with a privately held company. Transmeta has initiated a search for a new CFO and is defining its transition plan. The transition date has not yet been established.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION

Date: May 17, 2004	By:	/s/ John O’Hara Horsley
John O’Hara Horsley
Vice President, General Counsel & Secretary